                                                                   Exhibit 10.51

                             SECOND AMENDMENT TO THE
                           LOAN EXTENSION AND RELEASE
                              AND WAIVER AGREEMENT

     This Second Amendment to the Loan Extension and Release and Waiver Agreement (this "Amendment") is entered into by and between Polar Molecular Corporation, a Delaware corporation (the "Company"), and Affiliated Investments L.L.C., a Michigan limited liability company (the "Holder"), to be effective as of October 1, 2002.

                                    RECITALS

A. The Company and the Holder have entered into a Loan Extension and Release and Waiver Agreement, as amended by the First Amendment thereto (the "Original Loan Extension"); and

B. The Company and the Holder now wish to amend certain terms of the Original Loan Extension.

C. The parties hereto acknowledge that the Company made a payment of principal and interest in the amount of $50,000 at the end of February of 2002 on the Note (as defined in the Original Loan Extension), and that the balance owed on the Note as of October 1, 2002 is $614,180 (consisting of $574,000 in principal and $40,180 in interest).

                                    AGREEMENT

     In consideration of the foregoing and the mutual promises contained herein, the Holder and the Company hereby agree as follows:

1. Paragraph 1 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "1. Extension of Due Date. The final maturity date of December 26, 2001 (the "Original Due Date") set forth in the Note is hereby extended to June 30, 2003, subject to the other repayment terms set forth herein."

2. Paragraph 2 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "2. Terms of Repayment. The Company shall repay principal and interest amounts outstanding under the Note in accordance with the payment schedule attached hereto as Exhibit A. Notwithstanding the terms of the payment schedule set forth in Exhibit A hereto, the Company may prepay principal and interest without premium or penalty."

3. Paragraph 3 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "3. Consideration. Holder acknowledges receipt of the stock certificates and the shares of the common stock of the Company reflected on Exhibit B hereto as consideration for entering into the Original Loan Extension, as amended to date. As additional consideration for entering into the Original Loan Extension, as amended to date, the Company hereby agrees to pay Holder an additional sum of $50,000, which sum is to be paid within, and shall not be deemed to be in arrears until June 30, 2003. While the parties acknowledge that this additional consideration amount effectively increases the interest rate on the Note, in no case (including, without limitation calculation of default interest on the Note) shall such $50,000 be compounded as outstanding interest on the Note or shall interest accrue in any circumstance against such $50,000."

4. Paragraph 5 of the Original Loan Extension is hereby amended in its entirety to read as follows:

     "5. Effective Date. The Effective Date of this Agreement is February 28, 2002. The Holder hereby agrees not to exercise any remedy that may be available to it for non-payment of the Note, including without limitation, exercising its remedies under the Note or the Security Agreement until June 30, 2003."

5. The Original Loan Extension is hereby amended by adding a new Paragraph 9 to the end thereof to read in its entirety as follows:

     "9. Interest Compounding. Notwithstanding anything in the Note, on March 1, 2003 all accrued interest remaining outstanding as of such date shall be compounded and added to the principal amount of the Note. Notwithstanding the face value of the Note, after March 1, 2003, interest shall accrue on the principal amount of the Note recalculated in accordance herewith at the rate and as prescribed by the terms of the Note."

6.   Receipt of Stock Certificate. Holder acknowledges receipt of stock
     certificate no.      reflecting an additional issuance of 50,000 shares of
                     ----
     the common stock of the Company in favor of Holder in connection with entering into this Amendment.

7. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Original Loan Extension shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

     The undersigned have executed this Amendment to be effective as of the date set forth herein.


COMPANY:

POLAR MOLECULAR CORPORATION


By: /s/ Mark L. Nelson
    ------------------------------------
        Mark L. Nelson, President and
        Chief Executive Officer


HOLDER:

AFFILIATED INVESTMENTS, L.L.C.
Address: 2750 Auburn Ct
         Auburn Hills, MI 48236
Fax:     248-852-5174


By: /s/    Bruce Becker
    ------------------------------------
    Name:  Bruce Becker
    Title: President

                                       3